Asset Backed Securities Portfolio Analysis
Fieldstone Mortgage Company
Mortgage Portfolio 2004-5
3,937 records
Balance: 844,089,101

LIEN	Number Of Loans	Total Principal Balance	Average Principal Balance	% of Principal Balance	Weighted Average Seasoning	Weighted Average Coupon	Weighted Average Remaining Term	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	Weighted Average DTI	% 12 Month Bank State- ments	% 24 Month Bank State- ments	% Full Documen- tation	% Limited Documen- tation	% Stated Income Self- Employed	% Stated Income Wage Earner	% of Primary Residence	% of (single family detached and PUD)	% of Refinance Cash Out	% of 2nd Liens	% of Interest Only Loans
1	3,937	844,089,100.93	214,399.06	100.00	1	6.855	359	643	81.52	91.11	42.71	5.27	3.97	50.79	0.21	14.28	25.49	93.23	87.48	30.82	0.00	72.52
Total:	3,937	844,089,100.93	214,399.06	100.00	1	6.855	359	643	81.52	91.11	42.71	5.27	3.97	50.79	0.21	14.28	25.49	93.23	87.48	30.82	0.00	72.52

Interest Only Loans	Number Of Loans	Total Principal Balance	Average Principal Balance	% of Principal Balance	Weighted Average Seasoning	Weighted Average Coupon	Weighted Average Remaining Term	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	Weighted Average DTI	% 12 Month Bank State- ments	% 24 Month Bank State- ments	% Full Documen- tation	% Limited Documen- tation	% Stated Income Self- Employed	% Stated Income Wage Earner	% of Primary Residence	% of (single family detached and PUD)	% of Refinance Cash Out	% of 2nd Liens	% of Interest Only Loans
Yes	2,381	612,170,986.00	257,106.67	72.52	1	6.694	359	651	81.53	91.60	43.63	5.18	3.42	49.48	0.19	14.33	27.40	93.93	86.81	29.86	0.00	100.00
No	1,556	231,918,114.93	149,047.63	27.48	1	7.279	359	623	81.50	89.83	40.28	5.50	5.42	54.24	0.24	14.16	20.43	91.36	89.25	33.38	0.00	0.00
Total:	3,937	844,089,100.93	214,399.06	100.00	1	6.855	359	643	81.52	91.11	42.71	5.27	3.97	50.79	0.21	14.28	25.49	93.23	87.48	30.82	0.00	72.52

APR	Number Of Loans	Total Principal Balance	Average Principal Balance	% of Principal Balance	Weighted Average Seasoning	Weighted Average Coupon	Weighted Average Remaining Term	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	Weighted Average DTI	% 12 Month Bank State- ments	% 24 Month Bank State- ments	% Full Documen- tation	% Limited Documen- tation	% Stated Income Self- Employed	% Stated Income Wage Earner	% of Primary Residence	% of (single family detached and PUD)	% of Refinance Cash Out	% of 2nd Liens	% of Interest Only Loans
0.001 - 9.500	3,903	841,468,625.77	215,595.34	99.69	1	6.846	359	644	81.55	91.17	42.72	5.28	3.98	50.72	0.21	14.29	25.52	93.23	87.44	30.72	0.00	72.74
9.501 - 10.000	34	2,620,475.16	77,072.80	0.31	1	9.805	359	543	70.99	72.28	39.67	0.00	0.00	73.32	0.00	12.83	13.85	93.77	100.00	63.32	0.00	3.07
Total:	3,937	844,089,100.93	214,399.06	100.00	1	6.855	359	643	81.52	91.11	42.71	5.27	3.97	50.79	0.21	14.28	25.49	93.23	87.48	30.82	0.00	72.52

FICO Ranges	Number Of Loans	Total Principal Balance	Average Principal Balance	% of Principal Balance	Weighted Average Seasoning	Weighted Average Coupon	Weighted Average Remaining Term	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	Weighted Average DTI	% 12 Month Bank State- ments	% 24 Month Bank State- ments	% Full Documen- tation	% Limited Documen- tation	% Stated Income Self- Employed	% Stated Income Wage Earner	% of Primary Residence	% of (single family detached and PUD)	% of Refinance Cash Out	% of 2nd Liens	% of Interest Only Loans
= 500	6	1,248,601.71	208,100.29	0.15	1	7.552	359	500	78.21	78.21	45.28	0.00	0.00	100.00	0.00	0.00	0.00	100.00	82.31	73.17	0.00	15.99
501 - 525	127	21,150,684.05	166,540.82	2.51	1	7.984	359	515	76.98	77.20	41.80	1.67	8.48	86.52	0.00	1.81	1.52	100.00	98.52	59.56	0.00	34.93
526 - 550	292	48,536,033.66	166,219.29	5.75	1	7.764	359	538	80.18	81.48	42.41	5.79	4.79	76.34	0.00	7.09	5.99	98.55	93.44	47.52	0.00	47.57
551 - 575	305	61,473,606.12	201,552.81	7.28	1	7.368	359	563	82.85	83.86	41.81	6.50	3.74	79.12	0.16	4.85	5.63	97.94	96.00	55.62	0.00	68.01
576 - 600	359	67,686,412.57	188,541.54	8.02	1	7.293	359	588	80.47	83.75	41.48	7.09	4.53	72.36	0.00	9.13	6.88	96.72	91.57	41.44	0.00	53.38
601 - 625	445	95,152,058.94	213,824.85	11.27	1	6.843	359	614	80.98	87.54	41.43	5.27	4.38	74.26	0.53	6.32	9.25	94.19	92.60	44.89	0.00	71.51
626 - 650	640	140,583,570.89	219,661.83	16.66	1	6.722	359	638	82.63	91.92	41.99	9.60	5.73	59.16	0.71	11.81	12.99	93.90	86.46	32.16	0.00	79.22
651 >=	1,763	408,258,132.99	231,570.13	48.37	1	6.585	359	693	81.64	95.88	43.67	3.42	2.90	29.55	0.03	20.81	43.28	90.48	83.41	17.99	0.00	79.39
Total:	3,937	844,089,100.93	214,399.06	100.00	1	6.855	359	643	81.52	91.11	42.71	5.27	3.97	50.79	0.21	14.28	25.49	93.23	87.48	30.82	0.00	72.52

Remaining Principal Balance	Number Of Loans	Total Principal Balance	Average Principal Balance	% of Principal Balance	Weighted Average Seasoning	Weighted Average Coupon	Weighted Average Remaining Term	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	Weighted Average DTI	% 12 Month Bank State- ments	% 24 Month Bank State- ments	% Full Documen- tation	% Limited Documen- tation	% Stated Income Self- Employed	% Stated Income Wage Earner	% of Primary Residence	% of (single family detached and PUD)	% of Refinance Cash Out	% of 2nd Liens	% of Interest Only Loans
1 - 50,000	72	3,169,888.43	44,026.23	0.38	1	8.283	359	606	73.05	83.82	38.19	2.83	0.00	75.06	2.57	6.84	12.69	72.48	95.86	28.78	0.00	12.23
50,001 - 75,000	273	17,243,485.69	63,162.95	2.04	1	7.811	359	620	79.41	90.65	37.29	5.29	1.52	69.02	0.00	9.43	14.74	79.69	90.83	25.19	0.00	16.76
75,001 - 400,000	3,343	703,942,270.52	210,572.02	83.40	1	6.867	359	642	81.61	91.15	42.87	4.65	3.16	51.84	0.17	13.77	26.41	93.23	86.49	30.45	0.00	71.34
400,001 - 500,000	198	90,060,697.17	454,852.01	10.67	1	6.643	359	649	81.97	90.50	42.88	9.82	8.20	41.24	0.53	18.02	22.20	94.29	91.42	34.31	0.00	88.87
500,001 - 600,000	35	19,383,365.51	553,810.44	2.30	1	6.456	359	678	80.13	92.73	42.29	2.71	8.64	36.90	0.00	25.68	26.07	100.00	94.17	36.99	0.00	91.55
600,001 >=	16	10,289,393.61	643,087.10	1.22	2	6.610	358	683	80.22	93.66	41.73	13.16	18.99	50.18	0.00	5.87	11.79	100.00	100.00	24.42	0.00	86.74
Total:	3,937	844,089,100.93	214,399.06	100.00	1	6.855	359	643	81.52	91.11	42.71	5.27	3.97	50.79	0.21	14.28	25.49	93.23	87.48	30.82	0.00	72.52

Loan to Value Ratio - No MI	Number Of Loans	Total Principal Balance	Average Principal Balance	% of Principal Balance	Weighted Average Seasoning	Weighted Average Coupon	Weighted Average Remaining Term	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	Weighted Average DTI	% 12 Month Bank State- ments	% 24 Month Bank State- ments	% Full Documen- tation	% Limited Documen- tation	% Stated Income Self- Employed	% Stated Income Wage Earner	% of Primary Residence	% of (single family detached and PUD)	% of Refinance Cash Out	% of 2nd Liens	% of Interest Only Loans
<= 80.00	2,434	508,194,004.04	208,789.65	60.21	1	6.742	359	653	77.25	90.36	42.62	4.12	3.15	42.44	0.13	18.09	32.07	91.50	85.11	24.92	0.00	73.86
80.01 - 85.00	568	132,016,199.29	232,422.89	15.64	1	6.963	359	633	84.62	92.05	44.10	7.27	3.94	52.67	0.44	14.30	21.39	96.45	91.65	35.86	0.00	71.16
85.01 - 90.00	838	183,932,344.17	219,489.67	21.79	1	7.027	359	625	89.64	92.07	42.00	6.47	5.81	69.15	0.27	5.30	12.99	94.94	90.39	41.96	0.00	70.94
90.01 - 95.00	96	19,676,553.43	204,964.10	2.33	1	7.442	359	645	94.75	95.12	42.47	8.96	8.39	82.65	0.00	0.00	0.00	100.00	93.39	45.76	0.00	61.51
95.01 - 100.00	1	270,000.00	270,000.00	0.03	1	7.750	359	644	100.00	100.00	39.29	100.00	0.00	0.00	0.00	0.00	0.00	100.00	100.00	0.00	0.00	100.00
Total:	3,937	844,089,100.93	214,399.06	100.00	1	6.855	359	643	81.52	91.11	42.71	5.27	3.97	50.79	0.21	14.28	25.49	93.23	87.48	30.82	0.00	72.52

Disclaimer:This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient) understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions or parameters, or other market factors and other conside rations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them. Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors. CSFB may, from ti me to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.

Asset Backed Securities Portfolio Analysis
Fieldstone Mortgage Company
Mortgage Portfolio 2004-5
3,937 records
Balance: 844,089,101

Documen- tation	Number Of Loans	Total Principal Balance	Average Principal Balance	% of Principal Balance	Weighted Average Seasoning	Weighted Average Coupon	Weighted Average Remaining Term	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	Weighted Average DTI	% 12 Month Bank State- ments	% 24 Month Bank State- ments	% Full Documen- tation	% Limited Documen- tation	% Stated Income Self- Employed	% Stated Income Wage Earner	% of Primary Residence	% of (single family detached and PUD)	% of Refinance Cash Out	% of 2nd Liens	% of Interest Only Loans
12 Month Bank Statements	190	44,447,656.30	233,935.03	5.27	1	6.948	359	631	83.60	90.98	34.28	100.00	0.00	0.00	0.00	0.00	0.00	83.10	85.49	36.08	0.00	71.28
24 Month Bank Statements	131	33,530,939.50	255,961.37	3.97	1	6.755	359	626	83.25	91.47	37.40	0.00	100.00	0.00	0.00	0.00	0.00	86.17	94.28	37.64	0.00	62.49
Full Documen- tation	2,194	428,685,009.94	195,389.70	50.79	1	6.841	359	620	82.32	89.72	43.35	0.00	0.00	100.00	0.00	0.00	0.00	94.07	89.15	36.20	0.00	70.66
Limited Documen- tation	10	1,730,521.19	173,052.12	0.21	0	7.130	360	624	83.96	95.76	44.35	0.00	0.00	0.00	100.00	0.00	0.00	95.28	92.35	34.82	0.00	67.27
Stated Income Self- Employed	512	120,573,801.39	235,495.71	14.28	1	6.973	359	666	79.45	91.94	41.95	0.00	0.00	0.00	0.00	100.00	0.00	92.21	87.47	27.70	0.00	72.76
Stated Income Wage Earner	900	215,121,172.61	239,023.53	25.49	1	6.811	359	683	80.35	93.36	44.41	0.00	0.00	0.00	0.00	0.00	100.00	95.30	83.47	19.68	0.00	77.97
Total:	3,937	844,089,100.93	214,399.06	100.00	1	6.855	359	643	81.52	91.11	42.71	5.27	3.97	50.79	0.21	14.28	25.49	93.23	87.48	30.82	0.00	72.52

Occupancy Type	Number Of Loans	Total Principal Balance	Average Principal Balance	% of Principal Balance	Weighted Average Seasoning	Weighted Average Coupon	Weighted Average Remaining Term	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	Weighted Average DTI	% 12 Month Bank State- ments	% 24 Month Bank State- ments	% Full Documen- tation	% Limited Documen- tation	% Stated Income Self- Employed	% Stated Income Wage Earner	% of Primary Residence	% of (single family detached and PUD)	% of Refinance Cash Out	% of 2nd Liens	% of Interest Only Loans
Investment Property	343	55,123,496.90	160,709.90	6.53	1	7.322	359	676	79.52	85.96	39.82	12.44	8.41	45.24	0.15	16.21	17.55	0.00	75.58	25.69	0.00	64.87
Primary Home	3,583	786,927,932.64	219,628.23	93.23	1	6.821	359	641	81.67	91.49	42.93	4.69	3.67	51.24	0.21	14.13	26.05	100.00	88.34	31.16	0.00	73.07
Second Home	11	2,037,671.39	185,242.85	0.24	1	7.437	359	669	77.39	85.17	38.24	32.14	0.00	23.84	0.00	22.65	21.37	0.00	77.35	41.59	0.00	67.48
Total:	3,937	844,089,100.93	214,399.06	100.00	1	6.855	359	643	81.52	91.11	42.71	5.27	3.97	50.79	0.21	14.28	25.49	93.23	87.48	30.82	0.00	72.52

Loan Purpose	Number Of Loans	Total Principal Balance	Average Principal Balance	% of Principal Balance	Weighted Average Seasoning	Weighted Average Coupon	Weighted Average Remaining Term	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	Weighted Average DTI	% 12 Month Bank State- ments	% 24 Month Bank State- ments	% Full Documen- tation	% Limited Documen- tation	% Stated Income Self- Employed	% Stated Income Wage Earner	% of Primary Residence	% of (single family detached and PUD)	% of Refinance Cash Out	% of 2nd Liens	% of Interest Only Loans
Purchase	2,076	418,298,789.01	201,492.67	49.56	1	6.721	359	668	81.89	97.09	43.34	4.93	3.10	40.43	0.26	16.35	34.93	92.40	84.42	0.00	0.00	72.32
Refinance – Cashout	1,160	260,174,909.24	224,288.71	30.82	1	7.022	359	616	81.00	84.52	42.06	6.16	4.85	59.64	0.23	12.84	16.27	94.23	90.24	100.00	0.00	70.25
Refinance – Rate/Term	701	165,615,402.68	236,255.92	19.62	1	6.931	359	623	81.38	86.36	42.16	4.70	4.80	63.03	0.02	11.34	16.10	93.73	90.88	0.00	0.00	76.62
Total:	3,937	844,089,100.93	214,399.06	100.00	1	6.855	359	643	81.52	91.11	42.71	5.27	3.97	50.79	0.21	14.28	25.49	93.23	87.48	30.82	0.00	72.52

Property Type	Number Of Loans	Total Principal Balance	Average Principal Balance	% of Principal Balance	Weighted Average Seasoning	Weighted Average Coupon	Weighted Average Remaining Term	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	Weighted Average DTI	% 12 Month Bank State- ments	% 24 Month Bank State- ments	% Full Documen- tation	% Limited Documen- tation	% Stated Income Self- Employed	% Stated Income Wage Earner	% of Primary Residence	% of (single family detached and PUD)	% of Refinance Cash Out	% of 2nd Liens	% of Interest Only Loans
Single Family Detached	2,812	591,636,860.67	210,397.18	70.09	1	6.874	359	639	81.40	90.26	42.71	5.24	4.44	51.15	0.16	14.09	24.93	94.20	100.00	32.53	0.00	71.10
Planned Unit Develop- ment	644	146,773,471.10	227,909.12	17.39	1	6.839	359	646	82.20	93.07	42.29	4.76	3.65	54.21	0.45	15.07	21.85	93.92	100.00	28.84	0.00	75.47
Condo- minium	335	72,706,947.17	217,035.66	8.61	1	6.722	359	660	81.50	93.74	43.73	5.34	0.81	49.93	0.18	12.17	31.58	91.49	0.00	22.46	0.00	83.80
Two-to- Four Family	102	25,772,312.71	252,669.73	3.05	1	6.875	359	687	80.52	92.16	43.27	6.21	4.77	25.86	0.00	20.38	42.79	76.28	0.00	28.18	0.00	60.79
Single Family Attached	23	3,929,120.18	170,831.31	0.47	1	6.831	359	650	82.05	91.30	43.17	0.00	0.00	65.24	0.00	15.63	19.13	88.96	0.00	26.57	0.00	50.29
Townhouse	18	2,899,508.14	161,083.79	0.34	1	6.925	359	672	80.55	92.16	33.92	26.40	3.50	31.79	0.00	9.96	28.34	66.06	0.00	22.61	0.00	69.48
Rowhouse	3	370,880.96	123,626.99	0.04	1	8.208	359	604	73.17	79.89	30.85	55.40	0.00	14.81	0.00	29.79	0.00	44.60	0.00	29.79	0.00	44.60
Total:	3,937	844,089,100.93	214,399.06	100.00	1	6.855	359	643	81.52	91.11	42.71	5.27	3.97	50.79	0.21	14.28	25.49	93.23	87.48	30.82	0.00	72.52

Rate Type	Number Of Loans	Total Principal Balance	Average Principal Balance	% of Principal Balance	Weighted Average Seasoning	Weighted Average Coupon	Weighted Average Remaining Term	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	Weighted Average DTI	% 12 Month Bank State- ments	% 24 Month Bank State- ments	% Full Documen- tation	% Limited Documen- tation	% Stated Income Self- Employed	% Stated Income Wage Earner	% of Primary Residence	% of (single family detached and PUD)	% of Refinance Cash Out	% of 2nd Liens	% of Interest Only Loans
ARM	3,937	844,089,100.93	214,399.06	100.00	1	6.855	359	643	81.52	91.11	42.71	5.27	3.97	50.79	0.21	14.28	25.49	93.23	87.48	30.82	0.00	72.52
Total:	3,937	844,089,100.93	214,399.06	100.00	1	6.855	359	643	81.52	91.11	42.71	5.27	3.97	50.79	0.21	14.28	25.49	93.23	87.48	30.82	0.00	72.52

Disclaimer:This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient) understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptio ns or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them. Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.

Asset Backed Securities Portfolio Analysis
Fieldstone Mortgage Company
Mortgage Portfolio 2004-5
3,937 records
Balance: 844,089,101

STATE	Number Of Loans	Total Principal Balance	Average Principal Balance	% of Principal Balance	Weighted Average Sea- soning	Weighted Average Coupon	Weighted Average Re- maining Term	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	Weighted Average DTI	% 12 Month Bank State- ments	% 24 Month Bank State- ments	% Full Documen- tation	% Limited Documen- tation	% Stated Income Self- Employed	% Stated Income Wage Earner	% of Primary Residence	% of (single family detached and PUD)	% of Re- finance Cash Out	% of 2nd Liens	% of Interest Only Loans
Arizona	216	35,324,708.61	163,540.32	4.18	1	6.943	359	634	81.86	92.95	40.77	8.89	3.01	61.08	1.36	10.25	15.41	89.17	96.84	23.38	0.00	77.67
Arkansas	18	1,797,578.32	99,865.46	0.21	1	7.782	359	616	81.50	88.00	44.76	3.33	0.00	77.39	0.00	11.06	8.23	100.00	93.26	35.42	0.00	0.00
California	1,350	408,988,677.89	302,954.58	48.45	1	6.552	359	653	80.61	90.45	43.91	4.78	3.11	44.45	0.00	14.51	33.15	94.92	83.84	28.41	0.00	89.53
Colorado	321	61,934,221.27	192,941.50	7.34	1	6.757	359	635	83.77	93.09	41.78	4.16	7.86	61.34	0.49	12.67	13.48	93.62	96.32	42.67	0.00	84.44
Connecticut	8	1,652,315.13	206,539.39	0.20	1	6.989	359	650	83.62	93.26	42.27	0.00	0.00	67.87	0.00	11.71	20.41	100.00	100.00	79.89	0.00	36.43
Delaware	2	301,600.00	150,800.00	0.04	0	7.516	360	672	80.00	93.45	40.57	0.00	0.00	34.48	0.00	0.00	65.52	34.48	65.52	34.48	0.00	0.00
District Of Columbia	5	1,187,506.28	237,501.26	0.14	2	7.749	358	673	79.83	93.98	31.25	17.30	0.00	8.54	0.00	74.16	0.00	82.70	82.70	8.54	0.00	74.16
Florida	157	30,121,093.02	191,854.10	3.57	1	7.270	359	627	81.42	89.03	39.09	10.23	6.90	43.93	0.00	24.09	14.86	89.63	86.89	42.20	0.00	61.94
Georgia	64	10,676,808.61	166,825.13	1.26	1	7.121	359	647	83.31	92.05	38.33	5.17	13.73	34.35	0.00	20.86	25.89	83.30	86.78	23.71	0.00	58.24
Idaho	12	1,308,541.76	109,045.15	0.16	1	7.915	359	586	79.44	84.39	43.77	0.00	0.00	95.25	0.00	0.00	4.75	100.00	100.00	50.93	0.00	26.37
Illinois	324	57,720,792.21	178,150.59	6.84	1	7.414	359	640	82.18	91.11	42.38	5.29	3.36	51.60	0.58	14.36	24.81	90.90	85.09	36.77	0.00	36.51
Indiana	18	1,803,984.81	100,221.38	0.21	0	8.053	360	586	83.32	87.46	40.24	0.00	11.54	75.94	0.00	3.32	9.19	89.42	100.00	24.26	0.00	11.54
Iowa	57	4,961,339.95	87,041.05	0.59	0	8.359	360	603	83.45	90.35	37.05	1.85	3.37	79.68	0.00	9.38	5.72	95.85	100.00	40.54	0.00	9.44
Kansas	56	5,907,801.80	105,496.46	0.70	1	7.531	359	610	83.39	92.28	36.77	10.11	8.78	58.08	1.38	15.34	6.32	89.71	100.00	27.45	0.00	28.74
Kentucky	12	1,127,481.18	93,956.77	0.13	1	8.051	359	604	86.21	91.84	36.61	0.00	11.96	50.60	0.00	0.00	37.44	100.00	100.00	31.08	0.00	0.00
Louisiana	24	2,621,185.78	109,216.07	0.31	1	7.508	359	594	80.84	87.24	39.22	18.36	0.00	61.18	4.88	7.84	7.74	96.74	96.23	17.90	0.00	18.09
Maine	1	129,905.90	129,905.90	0.02	1	7.625	359	528	76.48	76.48	35.17	100.00	0.00	0.00	0.00	0.00	0.00	100.00	100.00	100.00	0.00	0.00
Maryland	71	15,158,178.13	213,495.47	1.80	1	7.425	359	651	80.45	89.30	42.09	4.53	0.00	49.52	0.00	17.94	28.00	91.35	88.86	32.31	0.00	81.35
Massachusetts	96	25,003,374.84	260,451.82	2.96	1	6.857	359	653	81.55	90.85	44.75	0.00	0.00	47.92	0.00	23.44	28.64	94.11	63.27	23.54	0.00	52.53
Michigan	78	13,072,771.96	167,599.64	1.55	1	7.285	359	625	84.27	91.71	42.81	6.43	4.94	65.61	0.75	3.03	19.24	95.79	90.45	28.04	0.00	62.62
Minnesota	89	17,991,231.47	202,148.67	2.13	1	6.852	359	640	83.50	94.41	42.82	5.99	6.79	48.24	0.00	19.33	19.65	95.15	92.15	36.53	0.00	62.78
Mississippi	11	1,653,295.71	150,299.61	0.20	2	6.914	358	616	78.54	89.05	46.91	0.00	0.00	90.45	0.00	5.32	4.23	100.00	70.82	33.41	0.00	81.65
Missouri	111	11,325,428.35	102,030.89	1.34	1	7.620	359	615	83.25	91.11	37.75	9.42	2.13	66.55	0.00	10.15	11.76	88.03	99.30	38.47	0.00	27.55
Nebraska	19	1,874,041.13	98,633.74	0.22	1	7.270	359	642	84.90	94.90	41.83	5.98	5.07	56.69	0.00	22.87	9.39	97.95	100.00	19.78	0.00	31.86
Nevada	52	11,333,676.71	217,955.32	1.34	1	7.126	359	633	83.04	89.77	45.90	3.37	0.00	77.44	0.00	4.54	14.64	90.91	95.92	51.00	0.00	75.91
New Hampshire	11	2,380,344.96	216,395.00	0.28	2	6.911	358	633	82.39	87.78	47.68	0.00	0.00	72.06	0.00	15.12	12.82	84.88	74.87	19.48	0.00	62.73
New Jersey	23	6,150,594.73	267,417.16	0.73	1	7.261	359	631	79.33	86.38	41.01	16.26	10.56	55.01	0.00	3.50	14.68	89.43	77.80	45.24	0.00	35.87
New Mexico	12	1,605,406.04	133,783.84	0.19	1	7.509	359	605	84.34	93.16	41.65	0.00	9.29	82.44	0.00	8.27	0.00	94.26	100.00	56.26	0.00	41.45
North Carolina	26	4,509,056.05	173,425.23	0.53	1	7.419	359	633	76.99	85.12	39.22	20.07	6.09	35.75	0.00	21.31	16.77	76.58	91.46	51.02	0.00	43.24
Ohio	5	579,429.29	115,885.86	0.07	1	7.532	359	595	87.88	87.88	41.63	0.00	0.00	85.15	0.00	0.00	14.85	100.00	100.00	14.85	0.00	54.80
Oklahoma	18	1,551,739.60	86,207.76	0.18	1	8.068	359	598	84.84	91.72	35.66	6.13	6.76	61.68	0.00	20.95	4.49	89.63	93.33	9.73	0.00	6.98
Oregon	11	1,665,996.48	151,454.23	0.20	1	7.218	359	642	83.97	91.67	42.98	0.00	0.00	84.63	0.00	15.37	0.00	100.00	100.00	33.95	0.00	54.00
Pennsylvania	10	1,288,674.73	128,867.47	0.15	1	7.337	359	600	81.43	89.40	46.16	21.11	0.00	63.80	0.00	8.57	6.52	100.00	73.89	58.48	0.00	37.96
Rhode Island	12	2,486,454.61	207,204.55	0.29	1	7.119	359	621	81.49	91.10	44.66	10.97	0.00	63.31	0.00	18.74	6.98	90.77	72.31	15.99	0.00	37.44
South Carolina	17	1,805,627.61	106,213.39	0.21	1	7.759	359	607	83.59	90.38	34.73	0.00	4.74	74.58	0.00	16.51	4.17	62.39	80.75	31.23	0.00	4.31
South Dakota	3	285,866.33	95,288.78	0.03	1	6.831	359	657	84.92	96.29	46.21	0.00	0.00	100.00	0.00	0.00	0.00	100.00	100.00	77.26	0.00	22.74
Tennessee	65	7,781,315.38	119,712.54	0.92	1	7.041	359	641	82.14	96.31	40.45	1.87	1.33	66.96	0.00	13.00	16.82	89.40	95.61	36.52	0.00	35.99
Texas	220	24,529,042.42	111,495.65	2.91	1	7.307	359	635	81.64	95.02	40.88	2.98	4.10	57.51	0.75	13.24	21.42	94.86	98.59	3.33	0.00	18.57
Utah	64	8,745,877.94	136,654.34	1.04	1	6.866	359	638	81.80	96.66	39.24	6.12	2.73	55.54	1.40	22.86	11.35	90.00	97.21	21.19	0.00	48.04
Washington	172	33,380,524.56	194,072.82	3.95	1	6.757	359	631	82.48	92.28	41.82	5.39	7.96	63.38	0.00	9.28	13.98	94.25	95.79	31.83	0.00	65.75
Virginia	75	17,553,426.16	234,045.68	2.08	1	7.233	359	649	82.70	90.99	44.36	5.81	0.94	47.07	0.00	8.40	37.77	88.71	95.63	34.16	0.00	79.70
Wisconsin	19	2,615,458.22	137,655.70	0.31	1	7.980	359	577	79.38	83.10	42.81	0.00	27.13	53.44	0.00	19.43	0.00	90.57	91.18	53.26	0.00	12.39
Wyoming	2	196,725.00	98,362.50	0.02	0	7.500	360	555	80.12	80.12	39.07	0.00	0.00	100.00	0.00	0.00	0.00	100.00	100.00	100.00	0.00	0.00
Total:	3,937	844,089,100.93	214,399.06	100.00	1	6.855	359	643	81.52	91.11	42.71	5.27	3.97	50.79	0.21	14.28	25.49	93.23	87.48	30.82	0.00	72.52

Credit Grade	Number Of Loans	Total Principal Balance	Average Principal Balance	% of Principal Balance	Weighted Average Sea- soning	Weighted Average Coupon	Weighted Average Remaining Term	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	Weighted Average DTI	% 12 Month Bank State- ments	% 24 Month Bank State- ments	% Full Documen- tation	% Limited Documen- tation	% Stated Income Self- Employed	% Stated Income Wage Earner	% of Primary Residence	% of (single family detached and PUD)	% of Refinance Cash Out	% of 2nd Liens	% of Interest Only Loans
A	3,149	708,957,307.31	225,137.28	83.99	1	6.724	359	657	81.39	92.10	42.89	5.52	3.80	44.83	0.24	16.28	29.32	92.14	86.48	28.30	0.00	76.26
A-	181	35,272,130.17	194,873.65	4.18	1	7.422	359	560	82.55	83.44	41.11	6.91	3.90	73.66	0.00	6.14	9.40	97.66	92.34	50.15	0.00	69.27
A+	236	43,729,864.12	185,296.03	5.18	1	6.936	359	628	85.92	95.42	41.99	1.05	5.17	83.22	0.00	4.18	6.38	99.28	91.23	29.50	0.00	62.84
B	143	22,107,860.44	154,600.42	2.62	1	7.867	359	544	80.13	81.98	43.40	6.73	1.63	88.59	0.00	1.89	1.15	100.00	92.26	53.82	0.00	46.40
B+	108	16,642,981.70	154,101.68	1.97	1	7.714	359	530	85.91	86.08	41.02	0.00	12.47	84.79	0.00	1.96	0.78	100.00	96.02	45.67	0.00	1.94
C	100	14,345,307.82	143,453.08	1.70	2	8.637	358	533	72.23	73.45	41.06	6.30	1.70	83.78	0.00	3.06	5.16	98.15	95.81	49.41	0.00	52.97
C+	2	317,836.48	158,918.24	0.04	1	8.486	359	514	75.00	75.00	13.64	0.00	79.00	21.00	0.00	0.00	0.00	100.00	100.00	79.00	0.00	0.00
D	18	2,715,812.89	150,878.49	0.32	1	9.287	359	553	63.64	64.18	46.31	0.00	0.00	100.00	0.00	0.00	0.00	100.00	88.95	77.90	0.00	52.56
Total:	3,937	844,089,100.93	214,399.06	100.00	1	6.855	359	643	81.52	91.11	42.71	5.27	3.97	50.79	0.21	14.28	25.49	93.23	87.48	30.82	0.00	72.52

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